Prospectus Supplement

John Hancock Bond Trust	John Hancock Investment Trust
John Hancock California Tax-Free Income Fund	John Hancock Investment Trust II
John Hancock Capital Series	John Hancock Investors Trust
John Hancock Collateral Trust	John Hancock Municipal Securities Trust
John Hancock Current Interest	John Hancock Sovereign Bond Fund
John Hancock Exchange-Traded Fund Trust	John Hancock Strategic Series
John Hancock Financial Opportunities Fund	John Hancock Tax-Advantaged Global Shareholder Yield Fund
John Hancock Funds II	John Hancock Variable Insurance Trust
John Hancock Funds III

Supplement dated March 10, 2022 to the current Prospectus (the Prospectus), as may be supplemented

Effective immediately, the “Economic and market events risk” under “Principal risks of investing” in the “Fund Details” section of each prospectus is being supplemented to include the following risk disclosure:

As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia's economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

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